UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2019

EXP WORLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53300	98-0681092
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2219 Rimland Drive, Suite 301

Bellingham, WA 98226

 (Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (360) 685‑4206

Securities registered pursuant to section 12(g) of the Act:

Common Stock, par value $0.00001 per share	EXPI	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[_] Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[_] Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 ((§240.12b‑2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Appointment of John Tobison as Chief Information Officer of eXp World Holdings, Inc.

On August 14, 2019, eXp World Holdings, Inc. (NASDAQ: EXPI; “eXp” or the “Company”) appointed John Tobison to the role of Chief Information Officer. Mr. Tobison brings more than 30 years of experience in business and information technology management, helping companies scale products, business processes and staff capabilities for rapid growth.  Prior to joining eXp, Mr. Tobison was a key member of senior executive leadership teams that grew three successful technology companies from early stage to market leaders.  From June 2016 to August 2019, Mr. Tobison was the Chief Information Officer and Chief Operating Officer of Tobison Consulting, LLC, providing consulting services focused primarily on helping early stage software and services companies make changes necessary to support rapid growth.  From April 2014 to June 2016, Mr. Tobison was the Chief Operating Officer of OutMatch, where he led the development of two new software products, helped significantly grow the company through a private equity-funded acquisition of a larger company and developed a new technology road map for the merged company.  And from 2003 to 2013, Mr. Tobison was the Chief Information Officer of CommerceHub, where he re-engineered customer implementation and scaled up IT operations in a high-availability transaction processing environment, and MapInfo Corporation, where he ran international IT operations and was part of the management team that took the company public.

Mr. Tobison was born  October 21, 1955 and is a graduate of University of Albany, obtaining his Master of Business Administration and Bachelor of Science in Biology and Philosophy.

There are no arrangements between Mr. Tobison and any other persons pursuant to which he was appointed Chief Information Officer and there are no family relationships between Mr. Tobison and any director or executive officer of the Company.  Mr. Tobison has no direct or indirect material interest in any transaction required to be disclosed to Item 404(a) of Regulation S-K.

On August 14, 2019, the Company issued a press release announcing the management change discussed above.  A copy of the press release is filed with the Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press Release, issued August 14, 2019

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eXp World Holdings, Inc.
(Registrant)

Date: August 23, 2019	/s/ James Bramble
James Bramble
Chief Counsel